Exhibit 99.1

Gulf Resources Reports 2nd Quarter 2015 Financial Statements

SHOUGUANG, China, Aug. 10, 2015 (GLOBE NEWSWIRE) -- Gulf Resources, Inc. (Nasdaq:GURE) ("Gulf Resources" or the "Company"), a leading manufacturer of bromine, crude salt and specialty chemical products in China, today announced its financial statements for the second quarter ended June 30, 2015.

The following tables showing the income statement, the balance sheet, and cash flows were inadvertently left off the press release issued Friday afternoon. While all this information is available in the 10-Q, which was filed on Friday, we are including them in this press release to make it easier for our shareholders to see our full financial results.

GULF RESOURCES, INC.
AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(Expressed in U.S. dollars)
(UNAUDITED)

	Three-Month Period Ended June 30,		Six-Month Period Ended June 30,
	2015	2014	2015	2014
NET REVENUE
Net revenue	$49,350,070	$31,752,814	$84,260,899	$57,344,990

OPERATING INCOME (EXPENSES)
Cost of net revenue	(32,280,120)	(22,566,923)	(57,760,978)	(41,301,327)
Sales, marketing and other operating expenses	(120,746)	(27,215)	(202,176)	(49,729)
Research and development cost	(63,470)	(32,558)	(111,705)	(63,338)
Exploration cost	--	--	(325,840)	--
Loss from disposal of property, plant and equipment	--	(9,866)	--	(9,866)
General and administrative expenses	(2,434,246)	(1,701,601)	(4,415,363)	(3,022,119)
Other operating income	109,901	116,921	227,203	234,605
	(34,788,681)	(24,221,242)	(62,588,859)	(44,211,774)
INCOME FROM OPERATIONS	14,561,389	7,531,572	21,672,040	13,133,216

OTHER INCOME (EXPENSE)
Interest expense	(51,013)	(52,428)	(101,866)	(105,140)
Interest income	108,182	119,171	235,143	225,646
INCOME BEFORE TAXES	14,618,558	7,598,315	21,805,317	13,253,722
INCOME TAXES	(3,843,298)	(1,933,503)	(5,714,786)	(3,302,572)
NET INCOME	$10,775,260	$5,664,812	$16,090,531	$9,951,150

COMPREHENSIVE INCOME:
NET INCOME	$10,775,260	$5,664,812	$16,090,531	$9,951,150
OTHER COMPREHENSIVE INCOME (LOSS)
- Foreign currency translation adjustments	1,475,380	(34,932)	365,032	(2,939,120)
COMPREHENSIVE INCOME	$12,250,640	$5,629,880	$16,455,563	$7,012,030

EARNINGS PER SHARE:
BASIC	$0.23	$0.15	$0.36	$0.26
DILUTED	$0.23	$0.14	$0.36	$0.25

WEIGHTED AVERAGE NUMBER OF SHARES:
BASIC	45,928,234	38,726,415	44,313,537	38,662,773
DILUTED	47,143,073	39,341,228	45,319,208	39,309,946

See accompanying notes to the condensed consolidated financial statements.

GULF RESOURCES, INC.
AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Expressed in U.S. dollars)

	June 30, 2015 Unaudited		December 31, 2014 Audited
Current Assets
Cash		$118,027,848		$146,585,601
Accounts receivable		75,429,396		41,997,862
Inventories		6,755,970		5,367,868
Prepayments and deposits		25,367		86,301
Prepaid land leases		533,290		51,024
Other receivable		559		38,272
Deferred tax assets		865		864
Total Current Assets		200,773,295		194,127,792
Non-Current Assets
Property, plant and equipment, net		127,650,293		124,350,781
Property, plant and equipment under capital leases, net		1,162,793		1,339,602
Prepaid land leases, net of current portion		5,529,022		733,560
Deferred tax assets		2,514,284		2,430,417
Goodwill		31,396,066		--
Total non-current assets		168,252,458		128,854,360
Total Assets		$369,025,753		$322,982,152

Liabilities and Stockholders' Equity
Current Liabilities
Accounts payable and accrued expenses		$16,856,838		$4,004,728
Retention payable		44,875		326,959
Capital lease obligation, current portion		114,171		205,128
Taxes payable		7,086,921		3,545,429
Total Current Liabilities		24,102,805		8,082,244
Non-Current Liabilities
Capital lease obligation, net of current portion		2,714,745		2,826,495
Total Liabilities		$26,817,550		$10,908,739

Stockholders' Equity
PREFERRED STOCK; $0.001 par value; 1,000,000 shares authorized; none outstanding	$		$
COMMON STOCK; $0.0005 par value; 80,000,000 shares authorized as of June 30, 2015 and December 31, 2014; 46,276,269 and 38,911,014 shares issued; and 46,007,120 and 38,672,865 shares outstanding as of June 30,2015 and December 31, 2014, respectively		23,139		19,456
Treasury stock; 269,149 and 238,149 shares as of June 30, 2015 and December 31, 2014 at cost		(599,441)		(561,728)
Additional paid-in capital		94,093,265		80,380,008
Retained earnings unappropriated		198,503,449		183,480,402
Retained earnings appropriated		19,145,876		18,078,392
Cumulative translation adjustment		31,041,915		30,676,883
Total Stockholders' Equity		342,208,203		312,073,413
Total Liabilities and Stockholders' Equity		$369,025,753		$322,982,152

See accompanying notes to the condensed consolidated financial statements.

GULF RESOURCES, INC.
AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Expressed in U.S. dollars)
(UNAUDITED)

	Six-Month Period Ended June 30,
	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$16,090,531	$9,951,150
Adjustments to reconcile net income to net cash provided by operating activities:
Interest on capital lease obligation	101,460	104,767
Amortization of prepaid land leases	254,087	201,411
Depreciation and amortization	14,906,669	13,808,998
Loss from disposal of property, plant and equipment	--	9,866
Exchange (gain) loss on inter-company balances	24,292	(238,647)
Stock-based compensation expense	343,800	30,000
Deferred tax asset	(81,460)	--

Changes in assets and liabilities, net of effects of acquisition:
Accounts receivable	(13,943,594)	(804,584)
Inventories	268,683	(323,463)
Prepayments and deposits	67,150	(16,250)
Other receivables	37,713	--
Accounts payable and accrued expenses	4,172,413	1,229,869
Retention payable	(281,241)	(207,047)
Taxes payable	2,568,444	(643,039)
Net cash provided by operating activities	24,528,947	23,103,031

CASH FLOWS USED IN INVESTING ACTIVITIES
Additions of prepaid land leases	(632,139)	(614,773)
Proceeds from sales of property, plant and equipment	--	21,514
Purchase of property, plant and equipment	--	(39,586)
Consideration paid for business acquisition	(66,305,606)	--
Cash acquired from acquisition	14,074,720	--
Net cash used in investing activities	(52,863,025)	(632,845)

CASH FLOWS USED IN FINANCING ACTIVITIES
Repayment of capital lease obligation	(306,683)	(304,806)
Repurchase of common stock	(37,713)	--
Net cash used in financing activities	(344,396)	(304,806)

EFFECTS OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	120,721	(1,041,878)
NET (DECREASE)/INCREASE IN CASH AND CASH EQUIVALENTS	(28,557,753)	21,123,502
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	146,585,601	107,828,800
CASH AND CASH EQUIVALENTS - END OF PERIOD	$118,027,848	$128,952,302

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for:
Income taxes	$3,766,955	$3,931,589
SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES
Issuance of common stock upon cashless exercise of options	$49	$73
Issuance of common stock for acquisition of business	$13,373,140	$--

See accompanying notes to the condensed consolidated financial statements.

About GulfResources, Inc.

Gulf Resources, Inc. operates through three wholly-owned subsidiaries, Shouguang City Haoyuan Chemical Company Limited ("SCHC"), Shouguang Yuxin Chemical Industry Co., Limited ("SYCI") and Shouguang City Rongyuan Chemical Co., Ltd. (SCRC). The Company believes that it is one of the largest producers of bromine in China. Elemental Bromine is used to manufacture a wide variety of compounds utilized in industry and agriculture. Through SYCI, the Company manufactures chemical products utilized in a variety of applications, including oil and gas field explorations and as papermaking chemical agents. And SCRC is a leading manufacturer of materials for human and animal antibiotics in China and other parts of Asia. For more information, visit www.gulfresourcesinc.com.

Forward-Looking Statements

Certain statements in this news release contain forward-looking information about Gulf Resources and its subsidiaries business and products within the meaning of Rule 175 under the Securities Act of 1933 and Rule 3b-6 under the Securities Exchange Act of 1934, and are subject to the safe harbor created by those rules. The actual results may differ materially depending on a number of risk factors including, but not limited to, the general economic and business conditions in the PRC, future product development and production capabilities, shipments to end customers, market acceptance of new and existing products, additional competition from existing and new competitors for bromine and other oilfield and power production chemicals, changes in technology, the ability to make future bromine asset purchases, and various other factors beyond its control. All forward-looking statements are expressly qualified in their entirety by this Cautionary Statement and the risks factors detailed in the Company's reports filed with the Securities and Exchange Commission. Gulf Resources undertakes no duty to revise or update any forward-looking statements to reflect events or circumstances after the date of this release.

CONTACT: Gulf Resources, Inc.
         Web: http://www.gulfresourcesinc.com

         Director of Investor Relations
         Helen Xu (Haiyan Xu)
         beishengrong@vip.163.com

         IR Manager
         Max Ma
         Max_vx@163.com